                                                                       EXHIBIT 4

COMMON SHARES               [LIFETIME FITNESS LOGO]                COMMON SHARES
   NUMBER                                                              SHARES

-------------                                                      -------------
                             LIFE TIME FITNESS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                        CUSIP: 53217R 20 7

THIS CERTIFIES THAT



IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.02 EACH OF THE COMMON STOCK OF

                             LIFE TIME FITNESS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT-REGISTRAR.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.

DATED:

        SECRETARY                          CEO AND CHAIRMAN OF THE BOARD

                                                COUNTERSIGNED AND REGISTERED:
                                                WELLS FARGO BANK MINNESOTA, N.A.
                                                TRANSFER AGENT AND REGISTRAR


BY                                    AUTHORIZED SIGNATURE

     A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said corporation to any stockholder upon request and without charge.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

      TEN COM -- as tenants in common                      UNIF GIFT MIN ACT --               Custodian
                                                                                -------------           ---------------
                                                                                   (Cust)                   (Minor)
      TEN ENT -- as tenants by the entireties                                   under Uniform Transfers to Minors
                                                                                Act
                                                                                    -----  ----------------------------
      JT TEN -- as joint tenants with right of                                                       (State)
                survivorship and not as tenants
                in common                                  UNIF TRF MIN ACT --               Custodian (until age     )
                                                                               -------------                      ---
                                                                                   (Cust)
                                                                                              under Uniform Transfers
                                                                               -------------
                                                                               to Minors Act
                                                                                              ------------------------
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

For value received      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                   Attorney to transfer the
said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                        ----------------------------------------

                                        ----------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By:
   -------------------------------------